SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 25, 2003

                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                                1-11140                 94-3035367
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)


          221 Lathrop Way, Suite I
          Sacramento, California                                95815
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          (Address of Principal Executive Offices)            (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          ------------

         On September 25, 2003, the registrant entered into a securities purchase agreement with Laurus Master Fund, Ltd. Pursuant to this agreement, the registrant sold to the purchaser a secured convertible term note in the principal amount of $1,200,000 bearing interest at the rate of six and one-half percent (6.5%) per annum, due September 25, 2006, convertible into shares of the registrant's common stock at a conversion price of $1.07 per share. Interest is payable at the option of the registrant in cash or shares of common stock. The registrant granted to the purchaser a subordinated second priority security interest in the registrant's assets to secure the obligations under the note pursuant to a security agreement dated September 25, 2003 between the registrant and the purchaser.

         Additionally, the registrant issued a warrant to the purchaser to purchase 375,000 shares of the registrant's common stock at exercise prices ranging between $1.23 and $1.61 per share. The purchaser may exercise the warrant through September 25, 2010.

         The registrant is obligated to register for resale the shares of common stock issuable upon conversion of the note and upon exercise of the warrant pursuant to a registration rights agreement dated September 25, 2003 between the registrant and the purchaser.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)      Exhibits:

Exhibit Number      Description
--------------      -----------

4.1 Securities Purchase Agreement dated September 25, 2003 by and between the registrant and the purchaser.

4.2 Secured Convertible Term Note dated September 25, 2003 issued to the purchaser.

4.3 Common Stock Purchase Warrant dated September 25, 2003 issued to the purchaser.

4.4 Registration Rights Agreement dated September 25, 2003 by and between the registrant and the purchaser.

4.5 Security Agreement dated September 25, 2003 by and between the registrant and the purchaser.

99.1                Press Release of the registrant dated September 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 1, 2003               OPHTHALMIC IMAGING SYSTEMS


                                       By: /s/ Ariel Shenhar
                                          -----------------------------------
                                           Name:  Ariel Shenhar
                                           Title: Chief Financial Officer,
                                                  Vice President, and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number              Description
------              -----------

4.1 Securities Purchase Agreement dated September 25, 2003 by and between the registrant and the purchaser.

4.2 Secured Convertible Term Note dated September 25, 2003 issued to the purchaser.

4.3 Common Stock Purchase Warrant dated September 25, 2003 issued to the purchaser.

4.4 Registration Rights Agreement dated September 25, 2003 by and between the registrant and the purchaser.

4.5 Security Agreement dated September 25, 2003 by and between the registrant and the purchaser.

99.1                Press Release of the registrant dated September 30, 2003.